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                                                                    EXHIBIT 10.5



January 10, 2002


Netvertise Development Corp.
2801 N.E. 208th Terrace
2nd Floor
Miami, FL 33180

Re:   Contribution to Capital Agreement

Gentlemen:

This will confirm the agreement of Netvertise, Inc. to contribute to the capital of Netfran Development Corp. the outstanding account receivable of Netfran Development Corp. in the amount of $488,041 immediately prior to our distribution of Netfran Development Corp. common stock to our stockholders of record as of July 31, 2001.

Please indicated below your agreement to accept such contribution to capital by signing where indicated below and returning for our records, at which time this shall be a binding and irrevocable agreement between us.

                                           Very truly yours,

                                           NETVERTISE, INC.


                                           By: /s/ ELLIOT KRASNOW
                                              --------------------------------
                                                   Elliot Krasnow, President




THE ABOVE IS AGREED:

NETFRAN DEVELOPMENT CORP.


By: /s/ ELLIOT KRASNOW
   ---------------------------
        Elliot Krasnow
        President